EXHIBIT 10.2

          LNR PROPERTY CORPORATION EMPLOYEE STOCK OWNERSHIP/401(k) PLAN


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                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
                                   SECTION 1.

                                  DEFINITIONS ..........................  2

1.1        ACCOUNTS ....................................................  2

1.2        ACQUIRED COMPANY ............................................  3

1.3        ACQUISITION LOAN ............................................  3

1.4        ACTUAL CONTRIBUTION PERCENTAGE ..............................  3

1.5        ACTUAL DEFERRAL PERCENTAGE ..................................  3

1.6        ANNIVERSARY DATE ............................................  4

1.7        BOARD .......................................................  4

1.8        CODE ........................................................  4

1.9        COMPANY .....................................................  4

1.10       COMPANY STOCK ...............................................  4

1.11       COMPENSATION ................................................  4

1.12       DEFERRED RETIREMENT DATE ....................................  4

1.13       DISABILITY ..................................................  5

1.14       EARLY RETIREMENT DATE .......................................  5

1.15       ELIGIBLE EMPLOYEE ...........................................  5

1.16       EMPLOYEE ....................................................  5

1.17       EMPLOYER ....................................................  5

1.18       ENROLLMENT DATE .............................................  6

1.19       ERISA .......................................................  6

1.20       ESOP ........................................................  6

1.21       FINANCED SHARES .............................................  6

1.22       FINANCIAL HARDSHIP ..........................................  6

1.23       FULLY VESTED ................................................  6

1.24       HIGHLY COMPENSATED EMPLOYEE .................................  6

1.25       415 COMPENSATION ............................................  7

1.26       HOUR OF SERVICE .............................................  8

1.27       INDEPENDENT ADVISOR .........................................  8

1.28       INVESTMENT MANAGER ..........................................  9

1.29       MATCHING CONTRIBUTION .......................................  9

1.30       NONVESTED ...................................................  9

1.31       NON-HIGHLY COMPENSATED EMPLOYEE .............................  9

1.32       NORMAL RETIREMENT AGE .......................................  9

1.33       NORMAL RETIREMENT DATE ......................................  9

1.34       ONE-YEAR BREAK-IN SERVICE ...................................  9

1.35       PARTICIPANT ................................................. 10

1.36       PLAN ........................................................ 10

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                                                                        PAGE
                                                                        ----
1.37       PLAN YEAR ................................................... 10

1.38       PREDECESSOR PLAN ............................................ 11

1.39       SALARY DEFERRAL ARRANGEMENT ................................. 11

1.40       SALARY DEFERRAL CONTRIBUTION ................................ 11

1.41       TERMINATION OF EMPLOYMENT ................................... 11

1.42       TRUST ....................................................... 11

1.43       TRUSTEES .................................................... 11

1.44       VALUATION DATE .............................................. 12

1.45       YEAR-OF-SERVICE ............................................. 12

                                   SECTION 2.

                                 PARTICIPATION ......................... 12

2.1        COMMENCEMENT OF PARTICIPATION ............................... 12

2.2        OBLIGATION OF PARTICIPANT ................................... 12

2.3        TERMINATION OF PARTICIPATION ................................ 13

                                   SECTION 3.

                                 CONTRIBUTIONS ......................... 13

3.1        ESOP CONTRIBUTION ........................................... 13

3.2        SALARY DEFERRAL ............................................. 14

3.3        MATCHING AND VOLUNTARY CONTRIBUTIONS ........................ 16

3.4        ROLLOVER CONTRIBUTION ....................................... 19

3.5        ANNUAL LIMITATION ON CONTRIBUTIONS .......................... 19

                                   SECTION 4.

                                    VESTING ............................ 20

4.1        ESOP AND MATCHING ACCOUNTS .................................. 20

4.2        CAPITAL ACCUMULATION, SALARY DEFERRAL, VOLUNTARY
           CONTRIBUTION AND ROLLOVER ACCOUNTS .......................... 21

                                   SECTION 5.

                                  FORFEITURES .......................... 21

5.1        FORFEITURES ................................................. 21

5.2        ALLOCATION .................................................. 21

5.3        RESTORATION OF BENEFITS ..................................... 22

                                   SECTION 6.

                                       ii

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                                                                        PAGE
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                              INVESTMENT IN FUNDS ...................... 22

6.1        INVESTMENT FUNDS ............................................ 22

6.2        ESOP AND CAPITAL ACCUMULATION ACCOUNTS ...................... 22

6.3        INVESTMENT PERFORMANCE ...................................... 25

6.4        INDEPENDENT APPRAISER ....................................... 26

                                   SECTION 7.

                                 DISTRIBUTIONS ......................... 26

7.1        DISTRIBUTIONS DURING EMPLOYMENT ............................. 26

7.2        DISTRIBUTIONS UPON SEPARATION FROM SERVICE .................. 26

7.3        DISTRIBUTEE'S RIGHT TO DEMAND COMPANY STOCK ................. 29

7.4        INCOMPETENCE OF DISTRIBUTEE ................................. 40

7.5        LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN .............. 40

7.6        PUT OPTION .................................................. 40

7.7        RESTRICTIONS ................................................ 41

                                   SECTION 8.

                            AMENDMENT AND TERMINATION .................. 41

8.1        AMENDMENT ................................................... 41

8.2        TERMINATION, PARTIAL TERMINATION, OR COMPLETE DISCONTINUANCE
           OF CONTRIBUTIONS ............................................ 42

8.3        PERMISSIBLE REVERSIONS ...................................... 42

                                   SECTION 9.

                                     CLAIMS ............................ 43

                                   SECTION 10.

                               TO HEAVY PROVISION ...................... 44

10.1       APPLICATION OF TOP-HEAVY PROVISIONS ......................... 44

10.2       KEY EMPLOYEES ............................................... 47

10.3       NON-KEY EMPLOYEE ............................................ 48

10.4       ADDITIONAL RULES ............................................ 48

10.5       VESTING REQUIREMENTS ........................................ 48

10.6       MINIMUM BENEFIT ............................................. 49

10.7       CEILING ON INCLUDIBLE COMPENSATION .......................... 49

                                   SECTION 11.

                                       iii

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                                                                        PAGE
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                                  MISCELLANEOUS ........................ 49

11.1       LIMITATION OF RIGHTS;  EMPLOYMENT RELATIONSHIP .............. 49

11.2       MERGER;  TRANSFER OF ASSETS ................................. 49

11.3       PROHIBITION AGAINST ASSIGNMENT .............................. 50

11.4       APPLICABLE LAW; SEVERABILITY ................................ 51

11.5       RELIANCE UPON COPY OF PLAN .................................. 51

11.6       GENDER AND NUMBER;  CAPTIONS OR HEADINGS .................... 51

                                   SECTION 12.

                             ADMINISTRATIVE COMMITTEE .................. 51

12.1       APPOINTMENT OF COMMITTEE .................................... 51

12.2       COMMITTEE ORGANIZATION ...................................... 52

12.3       COMMITTEE MEETINGS .......................................... 52

12.4       COMMITTEE FUNCTIONS AND POWERS .............................. 52

12.5       COMMITTEE ACTIONS CONCLUSIVE ................................ 53

12.6       COMMITTEE APPOINTMENT OF AGENTS ............................. 53

12.7       RELIANCE ON OPINIONS, ETC. .................................. 53

12.8       RECORDS AND ACCOUNTS ........................................ 54

12.9       PAYMENT OF EXPENSE .......................................... 54

12.10      LIABILITY OF THE ADMINISTRATIVE COMMITTEE ................... 54

                                   SECTION 13.

                                 TRUST AGREEMENT ....................... 55

13.1       THE TRUST AGREEMENT ......................................... 55

13.2       NO DIVERSION OF CORPUS OR INCOME ............................ 55

                                       iv

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                                    PREAMBLE

         The following are the provisions of the LNR PROPERTY CORPORATION EMPLOYEE STOCK OWNERSHIP/401(k) PLAN (the "Plan") as it is hereinafter set forth, and as it may hereinafter from time to time be amended by the LNR PROPERTY CORPORATION, a corporation formed under the laws of Delaware (the "Employer").

         Employer was established in 1997, as a result of a reorganization of Lennar Corporation. Pursuant to the reorganization, Employer was created and its stock distributed to Lennar Corporation shareholders.

         The Plan is based upon the LENNAR CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (the "Predecessor Plan") which was originally adopted effective November 1, 1983 and subsequently amended and restated effective December 1, 1989 and again on December 31, 1994. Assets and liabilities shall be transferred from the Predecessor Plan to the Plan for all Participants in the Plan who have account balances in the Predecessor Plan. Any Participant in this Plan on the Effective Date, who was a participant in the Predecessor Plan as of the date immediately preceding the Effective Date, shall be immediately eligible to participate in the Plan and shall be credited with all Years of Service and all 1997 Hours of Service earned at Lennar Corporation.

         The Employer now desires to adopt the Plan in connection with the reorganization of Lennar Corporation and the Employer. In order to accomplish this result, the Employer does hereby adopt the LNR PROPERTY CORPORATION EMPLOYEE STOCK OWNERSHIP/401(k) PLAN.

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                                   SECTION 1.

                                   DEFINITIONS

       1.1        ACCOUNTS

                  (a)      CAPITAL ACCUMULATION ACCOUNT

                           The account of a Participant which is credited with contributions pursuant to Section 7.1 (a)(I).

                  (b)       ESOP ACCOUNT

                           (I)      GENERAL ACCOUNT

                                    The account of a Participant which is
                                    credited with ESOP Contributions pursuant to
                                    Section 3.1.

                           (II)     SUB-ACCOUNTS

                                    The ESOP Account shall be divided into the following two sub-accounts for accounting purposes:

                                    (A)     COMPANY COMMON STOCK SUB-ACCOUNT

                                            (i)      This Sub-Account shall be
                                                     credited with the portion
                                                     of Participant's ESOP
                                                     Account which is invested
                                                     in Company Common Stock
                                                     through the company Common
                                                     Stock Fund pursuant to
                                                     Section 6.1 (a).

                                    (B) OTHER INVESTMENTS SUB-ACCOUNT

                                            (i)      This Sub-Account shall be
                                                     credited with the portion
                                                     of the Participant's ESOP
                                                     Account which is invested
                                                     in anything other than
                                                     Company Common Stock
                                                     through the Company Common
                                                     Stock Fund pursuant to
                                                     Section 6.1 (a).

                  (c)      LOAN SUSPENSE ACCOUNT

                           The account of the Plan which contains all assets acquired by "Acquisition Loans."

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                  (d)      MATCHING ACCOUNT

                           The account of a Participant which is credited with matching contributions made pursuant to Section 3.3(a).

                  (e)      ROLLOVER ACCOUNT

                           The account of a Participant which is credited with rollover deposits made pursuant to Section 3.4.

                  (f)      SALARY DEFERRAL ACCOUNT

                           The account of a Participant which is credited with Salary Deferral Contributions made pursuant to
                           Section 3.2(a).

                  (g)      VOLUNTARY CONTRIBUTION ACCOUNT

                           The account of a Participant which is credited with Voluntary Contributions made pursuant to Section 3.3(b).

        1.2       ACQUIRED COMPANY

                  A business the Company acquires through the purchase and/or exchange of assets, equity or a combination of both.

        1.3       ACQUISITION LOAN

                  A loan used by the Company to finance the acquisition of Company Stock for the Trust pursuant to Section 6.1 (a)(I).

        1.4       ACTUAL CONTRIBUTION PERCENTAGE

                  The ratio of:

                  (a) The sum of Matching Contributions and Voluntary Contributions; to

                  (b)      Compensation for the Plan Year, for each Eligible
                           Employee.

        1.5       ACTUAL DEFERRAL PERCENTAGE

                  The ratio of:

                  (a)      Salary Deferral Contributions; to

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                  (b)      Compensation for the Plan Year for each Eligible
                           Employee.

      1.6         ANNIVERSARY DATE

                  The last day of each Plan Year.

      1.7         BOARD

                  The Board of Directors of the Company.

      1.8         CODE

                  The Internal Revenue Code of 1986, as amended.

      1.9         COMPANY

                  LNR Property Corporation, a Delaware corporation, or any successor to it in ownership of all or substantially all of its operating assets which adopts and continues the Plan by operation of law or with the approval of the Board.

      1.10        COMPANY STOCK

                  Shares of voting common stock issued by the Company which either (A) are readily tradable on an established securities market, or (B) have a combination of voting power and dividend rights equal to or in excess of that class of common stock of the Company having the greatest voting power and dividend rights.

      1.11        COMPENSATION

                  The total wages or salary paid within the Plan Year by the Employer to a Participant as reported to the Internal Revenue Service on Form W-2 plus any contributions elected pursuant to
                  Section 3.2. "Compensation" may not exceed $150,000 per year, or such higher amount to which such amount shall be adjusted annually in accordance with regulations prescribed by the Secretary of the Treasury pursuant to Code Section 415(d) to reflect increases in the cost-of-living.

      1.12        DEFERRED RETIREMENT DATE

                  The actual retirement date of a Participant who has already attained his Normal Retirement Age.

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        1.13      DISABILITY

                  A mental or physical condition which is total and permanent and prevents a Participant from performing the Participant's usual duties as an Employee. The Administrative Committee, based on medical evidence deemed by it to be competent, shall be the sole judge of the Disability of a Participant, and its determinations shall be final and conclusive.

        1.14      EARLY RETIREMENT DATE

                  Any date on which the Participant retires prior to the date such Participant attains age sixty-five (65) which is on or after the later of:

                  (a)      the day the Participant attains age sixty (60), or

                  (b) the day the Participant completes twenty-five (25) Years-of-Service.

        1.15      ELIGIBLE EMPLOVEE

                  An Employee who may participate in the Plan because he has attained the age of 21.

        1.16      Employee

                Any individual, including any officer, employed by the Employer, whether paid a regular weekly, bi-weekly, semimonthly, monthly, or annual rate of salary, or paid on an hourly basis only for performance as a managerial, administrative, technical, professional or clerical employee, or paid in whole or in part on a commission basis (but not including any other individual employed on an hourly or piecework basis), and who is employed in the United States, or if employed abroad, is a citizen of the United States and is covered under an agreement entered into by the Employer under Section 3121(1) of the Code. The term Employee shall not include a member of the Board who is active only in that capacity, or any individual covered by a collective bargaining agreement between the Employer and a union (except as may be provided in such collective bargaining agreement), or any individual who is an independent contractor or a leased employee under Section 414(n) of the Code.

        1.17     EMPLOVER

                The Company and all other entities which are part of a controlled group, as defined at Code Sections 414(b) and 414(c), of which the Company is part.

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      1.18        ENROLLMENT DATE

                  Enrollment Date means January 1 or July I of each Plan Year.

      1.19        ERISA

                  The Employee Retirement Income Security Act of 1974, as amended.

      1.20        ESOP

                  Employee Stock Ownership Plan as defined in Section 4975(e)(7) of the Internal Revenue Code.

      1.21        FINANCED SHARES

                  Shares of Company Stock acquired by the Trust with the proceeds of an Acquisition Loan.

      1.22        FINANCIAL HARDSHIP

                  An immediate and heavy financial need of a Participant as described in Treasury Regulation 1.404(k)-l(d)(2).

      1.23        FULLY VESTED

                  When a Participant's nonforfeitable percentage in all his Accounts is 100% per Section 4.

      1.24        HIGHLY COMPENSATED EMPLOYEE

                  Any Eligible Employee who:

                  (a) Performs service for the Employer during the Plan Year and who, during the prior Plan Year received Compensation from the Employer in excess of $80,000 (as adjusted pursuant to Code Section 415(d));

                  (b) Is a 5% owner at any time during the prior Plan Year or Plan Year; or

                  (c) Separated from service (or was deemed to have separated) prior to the Plan Year, performs no service for the Employer during the Plan Year, and was a Highly Compensated Employee for either the Plan Year he terminated employment or any Plan Year ending on or after his 55th Birthday.

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                  The determination of Highly Compensated Employees may be made by the Committee on the basis of the "top-paid group" election or the substantiation guidelines in accordance with such regulations, notices or other guidance issued under Section 414(q) of the Code.

        1.25      415 COMPENSATION

                  A Participant's wages, salaries, fees for professional service and other amounts of personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses and in the case of a Participant who is an Employee within the meaning of Code Section 401(c)(1) and the regulations thereunder, the Participant's earned income (as described in Code Section 401(c)(2) and the regulations thereunder) paid or accrued during the "limitation year."It shall exclude:

                  (a) Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to the Plan,the contributions are not includible in the gross income of the Employee for the taxable year in which contributed,

                  (b) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are deductible by the Employee under Code Section 219(a);

                  (c) Any distributions from a plan of deferred compensation regardless of whether such amounts are includible in the gross income of the Employee when distributed except any amounts received by an Employee pursuant to an unfunded nonqualified plan of the Employee's Employer to the extent such amounts are includible in the gross income of the Employee;

                  (d) Amounts realized from the exercise of a nonqualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (e) Amounts realized from the sale, exchange or other dispositions of stock required under a qualified stock option;

                  (f) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

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                  However, notwithstanding the foregoing, for Plan Years
                  beginning after December 31, 1997, the term "415 Compensation" shall include any elective deferral as defined in Section 402(g)(3) of the Code, and any amount which is contributed or deferred by the Company at the election of the Participant and is not includible in the gross income of the Participant by reason of Section 125 of the Code.

      1.26        HOUR OF SERVICE

                  "Hour of Service" means:

                  (a) Each hour for which an Employee is paid or entitled to payment by the Company for the performance of duties;

                  (b) Each hour for which an Employee is paid or entitled to payment by the Company for reasons such as vacation, sickness or disability, other than for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which payment is actually made for amounts payable to the Employee; and

                  (c) Each hour for which back pay (irrespective of mitigation of damages) has been either awarded or agreed to by the Company. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains, rather than the computation period in which the award, agreement or payment is made.

                  In applying this definition, any ambiguity shall be resolved consistent with the rules set out at Department of Labor Reg. Sections 2530.200b-2(b) and (c).

      1.27        INDEPENDENT ADVISOR

                  Any person, firm or corporation which has been appointed by the Administrative Committee pursuant to Section 12.4(k) to provide advice with respect to investment of the funds in any or in all of the Investment Funds described in Section 6.1.

                  An independent advisor must be one of the following:

                  (a) Registered as an investment advisor under the Investment Advisors Act of 1940;

                  (b)      A bank, defined under ERISA, or

                  (c) An insurance company qualified under the laws of more than one state to manage, acquire or dispose of any asset of a Plan.

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       1.28       INVESTMENT MANAGER

                  Any person, firm or corporation which satisfies the requirements of Section 3(38) of ERISA.

       1.29       MATCHING CONTRIBUTION

                  The contribution described in Section 3.3(a).

       1.30       NONVESTED

                  When a Participant is not Fully Vested.

       1.31       NON-HIGHLY COMPENSATED EMPLOVEE

                  Any Eligible Employee who is not a Highly Compensated Employee under Plan Section 1.25.

       1.32       NORMAL RETIREMENT AGE

                  For all Participants who were participants in the Predecessor Plan on November 30, 989, a Participant's 65th birthday. For all other Participants, the later of (a) age sixty-five (65), or (b) the fifth (5th) anniversary of the date on which a Participant commenced participation.

       1.33       NORMAL RETIREMENT DATE

                  The first day of the calendar month in which a Participant attains Normal Retirement Age and retires.

       1.34       ONE-YEAR BREAK-IN-SERVICE

                  The twelve month period following an Anniversary Date in which the Participant does not complete more than five hundred (500) Hours of Service. Notwithstanding the foregoing, solely for the purpose of determining whether a Participant has incurred a One-Year Break-In-Service, Hours of Service shall be recognized for a "maternity leave of absence."

                  A "maternity leave of absence" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which absence from work begins, only if credit therefore is necessary to

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                  prevent the Employee from incurring a One-Year
                  Break-in-Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a maternity leave of absence shall be those that normally would have been credited but for such absence, or, in any case in which the Administrative Committee is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for any single maternity or leave of absence shall not exceed 501.

       1.35       PARTICIPANT

                  Any Eligible Employee who has commenced participation in the Plan in accordance with the provisions of Section 2 of the Plan.

       1.36       PLAN

                  LNR Property Corporation Employee Stock Ownership/401 (k) Plan. The portion of the plan consisting of the Capital Accumulation Accounts, the ESOP Accounts, and the Loan Suspense Account is designated as an ESOP as defined in
                  Section 1.20 above, and is designed to be invested primarily in Company Stock.

       1.37       PLAN YEAR

                  Plan Year means a twelve (12) month period commencing each January 1.

                  In 1997, the Plan will have a short plan year from the Effective Date through December 31, 1997.

                  The short plan year

                  (a) is an additional computation period in computing Employee's eligibility,

                  (b) is an additional computation period in computing Year-of-Service,

                  (c) is an additional year of participation in computing Normal Retirement Age.

                  For the month of December, 1997, the Company at its sole discretion may, but shall not be obligated to, contribute to each Participant's ESOP Account cash or stock equal to a percentage of the Participant's Compensation earned during the short plan year. The percentage of Compensation for the short plan year ended December 31, 1997 will be the same for each Participant. The Contribution made hereunder shall be made as of the last day of December, 1997 and shall be made only for those Participants who are Employees as of such date.

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     1.38         PREDECESSOR PLAN

                  The Plan maintained by Lennar Corporation as of the effective date of the Plan.

     1.39         SALARY DEFERRAL AGREEMENT

                  A written agreement between a Participant and the Company which provides that the Participant's Compensation will be reduced by a whole percentage amount of such Compensation, not less than 1% nor more than 15%, and the Company will contribute an equivalent amount not less frequently than monthly to the Participant's Salary Deferral Account. A Participant may elect to increase or decrease the amount by which his Compensation is to be reduced. If he has already revoked a Salary Deferral Agreement, he may enter into a new Salary Deferral Agreement as of any Enrollment Date. The elections described above must be made on a written form prescribed or approved by the Administrative Committee.

     1.40         SALARY DEFERRAL CONTRIBUTION

                  The contribution described in Section 3.2(a).

     1.41         TERMINATION OF EMPLOYMENT

                  (a) The discharge of an Employee by his Employer, whether or not for cause and whether or not justified,

                  (b) A statement made by an Employee to the Employer that he is quitting followed by the Employee's failure to report to work, or

                  (c) The unexplained failure of an Employee to report to work when expected to report.

     1.42         TRUST

                  LNR Property Corporation Employee Stock Ownership/401(k) Plan Trust, created by the Trust Agreement entered into pursuant to
                  Section 13 between the Company and the Trustees.

     1.43         TRUSTEES

                  The persons and/or bank or trust company which are named as Trustees in the Trust Agreement.

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      1.44        Valuation Date

                  The date the Trustee values the assets held in the Funds described in Section 6.1. Such dates shall be March 31, June 3O, September 30, and December 31 of each Plan Year or more frequently if determined desirable by the Administrative Committee.

      1.45        YEAR-OF-SERVICE

                  A computation period during which an Employee has completed at least 1000 Hours of Service. For vesting purposes, the computation period shall be a Plan Year.

                  In determining Years-of-Service for any participant in the Predecessor Plan, see the Preamble to the Plan. In determining Years-of-Service in Section 1.14(b), 4.1 and accumulated hours of service in Section l.l5(b), service performed for an Acquired Company prior to its acquisition may, at the Board's sole discretion, be counted as service performed for the Company. In no case shall the Board exercise its discretion to discriminate in favor highly compensated employees, as defined in Code Section 414(q), of the Acquired Company.

                                   SECTION 2.

                                  PARTICIPATION

      2.1         COMMENCEMENT OF PARTICIPATION

                  An Employee shall become a Participant in the Plan on the next January 1 or July 1 after he first becomes an Eligible Employee.

      2.2         OBLIGATION OF PARTICIPANT

                  When an Employee becomes eligible to participate, and thereafter from time to time, the Administrative Committee may require the Employee to furnish such information and fill out, sign and file such forms and documents as may be reasonably required for the administration of the Plan, including beneficiary designation forms, evidence of age and marital status, Salary Deferral Agreements, etc. If a Participant does not comply with any such reasonable requirements and if such non-compliance makes it impossible or unreasonably burdensome with respect to such Participant to administer the Plan, neither the Administrative Committee, the Employer, the Trustees, nor any other person, shall be obligated to administer the Plan for such Participant until such information is properly furnished, and no such person shall incur liability to such Participant or his beneficiary to the extent that any intended Plan benefit has not been obtained or is not available because of the Participant's or beneficiary's failure to furnish such information and fill out, sign and file such documents.

  2.3    TERMINATION OF PARTICIPATION

         (a) Participation in the Plan continues until a Participant's Normal, Early or Deferred Retirement Date, death, Disability, or a One-Year-Break-In-Service following Termination of Employment.

         (b)      RE-EMPLOYMENT

                  (I)      VESTED EMPLOYEE

                           If a re-employed Employee had a non-forfeitable right to a portion of his accrued benefit at the time he terminated employment, then such Employee shall commence participation in the Plan immediately upon reemployment.

                  (II)     NONVESTED EMPLOYEE

                           If a re-employed Employee had only a forfeitable right to his accrued benefit at the time he terminated employment, then only if his number of consecutive One-Year-Breaks-In-Service is less than five (5) will he be allowed to commence participation in the Plan immediately upon re-employment. Otherwise he shall be treated as a new Employee for purposes of eligibility to participate.

                                   SECTION 3.

                                  CONTRIBUTIONS

  3.1    ESOP CONTRIBUTION

           (a)    CONTRIBUTION IF THERE ARE NO ACQUISITION LOANS

                  In a Plan Year in which there are no Acquisition Loans outstanding, the Company at its sole discretion may, but shall not be obligated to, contribute to each Participant's ESOP Account cash or stock equal to a percentage of the Participant's Compensation. The Company intends to advise the Participants at the beginning of each Plan Year of the amount of contribution it intends to make to the Plan for the year. The intended contribution shall be contingent upon the Board's determination at the end of the Plan Year that profits for the year justify such contributions. The percentage of Compensation for the Plan Year will be the same for each Participant. Contributions made hereunder shall be made as of the last day of each Plan Year and shall be made only for Participants who are Employees as of such date.

           (b)    CONTRIBUTION IF THERE ARE ACQUISITION LOANS

                  In a Plan Year in which there are Acquisition Loans outstanding, Employer Contributions shall be made in cash in such amounts and at such times as may be needed to provide the Trustees with cash sufficient to pay any currently maturing obligations under an Acquisition Loan. Upon receipt of payment, a number of Financed Shares will be released from the Loan Suspense Account for allocation to Participants' ESOP Accounts in an amount equal to:

                  (I) The number of encumbered securities held immediately before the release multiplied by,

                  (II) The principal and interest paid for the year, and divided by,

                  (III)    The sum of:

                           (A)      (II) above plus

                           (B) the principal and interest to be paid in all future years.

                  If the interest under the loan is variable, then the interest to be paid in all future years will be computed using the interest rate applicable as of the end of the Plan Year.

           The Financed Shares released above shall be allocated among the Participants' accounts based upon the proportion that each such Participant's Compensation bears to the Compensation of all such Participants for the Plan Year. Contributions made hereunder shall be made as of the last day of each Plan Year and shall be made only for Participants who are Employees as of such date.

3.2        SALARY DEFERRAL

           (a)    CONTRIBUTION:

                  The Company will contribute to a Participant's Salary Deferral Account the amount by which his Compensation was reduced pursuant to his Salary Deferral Agreement with the Company. Such contribution shall be made no later than the fifteenth business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash. Such contribution for any Participant shall be limited under Code Section 402(g) for the Participant's taxable year.

           (b)    LIMITATION:

                   (I) Salary Deferral contributions for any Plan Year must satisfy at least one of the following tests found in Code Section 401(k)(3):

                            (A)     The average of the Actual Deferral
                                    Percentages for all Highly Compensated
                                    Employees does not exceed the product of
                                    1.25 and the average of the Actual Deferral
                                    Percentages of all Non-Highly Compensated
                                    Employees for the preceding Plan Year; or

                            (B) The excess of the average of the Actual Deferral Percentages for Highly Compensated Employees over the average of the Actual Deferral Percentages for Non-Highly Compensated Employees for the preceding Plan Year is not more than 2 percentage points, and the average of the Actual Deferral Percentages for the Highly Compensated Employees does not exceed twice the average of the Actual Deferral Percentages for the Non-Highly Compensated Employees for the preceding Plan Year.

                   Notwithstanding the foregoing, the Committee may elect to determine the permissible Actual Deferral Percentage for Highly Compensated Employees for any plan year beginning on or after January 1, 1997 on the basis of the Actual Deferral Percentage of the group of Non-Highly Compensated Employees for the current Plan Year rather than the preceding Plan Year, in accordance with such regulations, notices or other guidance issued under Section 401(k) of the Code.

                   For purposes of determining the Actual Deferral Percentage, any plans which are treated as one plan for purposes of section 410(b) shall be treated as one plan. If a Highly Compensated Employee participates in two or more plans of an Employer, all deferrals under those plans shall be aggregated for purposes of determining the Actual Deferral Percentage of such Highly Compensated Employee.

           (c)     DISTRIBUTION OF EXCESS SALARY DEFERRAL CONTRIBUTIONS:

                    (I)     REDUCING THE EXCESS.

                            If the average of the Actual Deferral Percentage for the Highly-Compensated Employees exceeds the Section 3.2(b) limits, then the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage is reduced to the extent required to:

                            (A)     Enable the arrangement to satisfy the
                                    Section 3.2(b) limit; or

                            (B)     Cause such member's Actual Deferral
                                    Percentage to equal the Percentage of the member with the next highest Actual Deferral Percentage.

                            This process must be repeated until one of the
                            Section 3.2(b) limits is satisfied.

                   (II)     AMOUNT TO DISTRIBUTE

                            Once the process described above is completed, the total dollar amount of excess deferrals shall be determined. This amount shall be distributed in accordance with a leveling procedure under which the dollar amount of Salary Deferrals of the Highly Compensated Employee with the highest dollar amount of Salary Deferrals shall be reduced to the extent required to distribute the total amount of excess deferrals or, if it results in a lower reduction, to the extent required to cause such Highly Compensated Employee's dollar amount of Salary Deferrals to equal the dollar amount of Salary Deferrals of the Highly Compensated Employee with the next highest dollar amount of Salary Deferrals. This distribution procedure shall be repeated until all excess deferrals have been distributed.

                   (III)    DISTRIBUTION

                            The amount determined in 3.2(c)(I) and (II) above shall be distributed to the Participant within two and one-half months after the close of the Plan Year, but in no case shall any distributions occur more than twelve months after the close of the Plan Year.

  3.3      MATCHING AND VOLUNTARY CONTRIBUTIONS

           (a)    MATCHING CONTRIBUTIONS

                   The Company at its sole discretion may, but shall not be obligated to, contribute to the Participants' Matching Accounts. The Company may advise the Participants at the beginning of each Plan Year, within a range of amounts, the contribution it intends to make to the Plan for the year. The actual amount of the contribution, if any, shall be determined by the Board after the end of the Plan Year, based on estimated Company profits for the fiscal year ending within the Plan Year, which shall be made without regard to the range of the intended contribution established at the beginning of the Plan Year. Such contribution shall be contingent upon the Participant having made a contribution during the Plan Year to his Salary Deferral Account. The amount of the Matching Contribution will be a percentage of the Participant's Salary Deferral

                        Contribution. The same percentage will be used for each Participant who qualifies to receive a Matching Contribution for that Plan Year.

               (b)      VOLUNTARY CONTRIBUTIONS

                        A Participant may, in addition to amounts elected pursuant to Section 3.2(a), designate that a percentage of his Compensation for the Plan Year be credited to his Voluntary Contribution Account as non-deductible contributions.

               (c) ANNUAL LIMIT ON THE AGGREGATION OF MATCHING AND VOLUNTARY CONTRIBUTIONS

                        Pursuant to Code Section 401 (m)(2), the average of the Actual Contribution Percentages for the Highly Compensated Employees shall not exceed the greater of
                        (I) or (II) as follows:

                        (I) The average of the Actual Contribution Percentages for the Non-Highly Compensated Employees for the preceding Plan Year multiplied by one and one-quarter (1.25); or

                        (II) The average of the Actual Contribution Percentages for the Non-Highly Compensated Employees for the preceding Plan Year multiplied by two (2); subject, however, to the additional limitation that the average of the Actual Contribution Percentages for the Highly Compensated Employees may not exceed the average of the Actual Contribution Percentages for the Non-Highly Compensated Employees for the preceding Plan Year by more than two (2) percentage points.

                        The limitation of this Section 3.3(c) shall be applied for each Plan Year. The limit in Section 3.3(c)(II) shall be adjusted in accordance with Treasury Regulation
                        Section 1.401(m)-2 to avoid duplicate use of the limit for any Highly Compensated Employee in violation of Code
                        Section 401(m)(9).

                        Notwithstanding the foregoing, the Committee may elect to determine the permissible Actual Contribution Percentage for Highly Compensated Employees for any
                        Plan Year beginning on or after January 1, 1997 on the basis of the Actual Contribution Percentage of the group of Non-Highly Compensated Employees for the current Plan Year rather than the preceding Plan Year, in accordance with such regulations, notices or other guidance issued under Section 401(m) of the Code.

                (d)     REALLOCATING CONTRIBUTIONS OVER THE ANNUAL LIMIT:

                        (I)         METHOD OF REALLOCATION

                              Pursuant to Treasury Regulation Section 1.401
                              (m)-l(e)(2), if the average of the Actual
                              Contribution Percentages for the Highly
                              Compensated Employees exceeds the Section 3.3(c) limit, then the Actual Contribution Percentage of the Highly Compensated Employee with the highest Actual Contribution Percentage is reduced to the extent required to:

                              (A)       Enable the arrangement to satisfy the
                                        Section 3.3(c) limit; or

                              (B)       Cause such Employee's Actual
                                        Contribution Percentage to equal the
                                        Percentage of the Highly Compensated
                                        Employee with the next highest Actual
                                        Contribution Percentage.

                               This process must be repeated until the Section 3.3(c) limit is satisfied.

                           II. AMOUNT TO REALLOCATE

                               Once the leveling procedure has been completed, the total dollar amount of excess aggregate contributions shall be determined. This amount shall be distributed in accordance with a leveling procedure under which the dollar amount of an Employee's Matching and Voluntary Contributions of the Highly Compensated Employee with the highest dollar amount of Matching and Voluntary Contributions shall be reduced to the extent required to distribute the total amount of excess aggregate contributions or, if it results in a lower reduction, to the extent required to cause such Highly Compensated Employee's dollar amount of Matching and Voluntary Contributions to equal the dollar amount of Matching and Voluntary Contributions of the Highly Compensated Employee with the next highest dollar amount of Matching and Voluntary Contributions.

                               This distribution procedure shall be repeated undl all excess aggregate contributions have been distributed. In no case shall the amount of excess aggregate contributions with respect to any Highly Compensated Employee exceed the Matching and Voluntary Contributions made on behalf of such Employee in any Plan Year.

              (e)     REALLOCATION OF EXCESS OVER ANNUAL LIMIT

                      The Trustees shall reduce the Employee's Voluntary and Matching Contributions for the Plan Year in the following order until the amount to be reallocated, determined in
                      Section 3.3(d)(II) above, is satisfied.

                       (I) The Trustees shall refund the sum of the contributions made by the Participant to his Voluntary Contribution Account during the Plan Year under Section 3.3(b) above and any earnings thereon.

                   (II) The Participant shall forfeit any Matching Contributions made by the Company under Section 3.3(a) during the Plan Year and any earnings thereon. Such forfeiture shall be reallocated pursuant to Section 5.2 and such reallocation shall take place by the end of the Plan Year immediately following the Plan Year in which the excess Matching Contributions were made.

  3.4    ROLLOVER CONTRIBUTION

         A Participant, or an Employee who the Administrative Committee reasonably believes will become a Participant, may elect to deposit, or have deposited on his behalf, the lump sum distribution received from:

          (a)     the trust of a qualified plan under Code Section 401(a); or

          (b) an Individual Retirement Account described in Code Section 408(d)(3)(A)(ii), but only if the lump sum distribution received represents the entire amount in the Individual Retirement Account.

          Such deposits shall be maintained in the Participant's Rollover Account and shall be subject to the other provisions of this Plan.

  3.5     ANNUAL LIMITATION ON CONTRIBUTIONS

          (a)      LIMIT

                   In no event shall the aggregate of a Participant's ESOP, Salary Deferral, Matching, and Voluntary Contributions and any Forfeitures allocated to him under Plan Section 5.2(b) for any Plan Year exceed the lesser of:

                   (I) $30,000, as adjusted under Code Section 415(c)(1)(A), or

                   (II)    25% of the Participant's 415 Compensation.

                   Furthermore, in any Plan Year in which not more than one-third of the ESOP Contributions are allocated to the accounts of Highly Compensated Employees, ESOP Contributions which are applied by the Trustee (not later than the due date, including extensions, for filing the Company's federal income tax return for that fiscal year) to pay interest on an Acquisition Loan, and Financed Shares which are allocated as forfeitures, shall not be included as ESOP Contributions and Forfeitures for purposes of the preceding sentence.

         (b)       REALLOCATING EXCESS CONTRIBUTIONS

                         If the limitation in Section 3.5(a) is exceeded, the excess contribution for the Plan Year shall be reallocated from the following accounts, in the following order until the limit is met.

                         (I) The sum of the contributions made by the Participant to his Voluntary Contribution Account during the Plan Year under Section 3.3(b) above and any earnings thereon shall be distributed to the Participant within two and one-half months after the close of the Plan Year, but in no case shall any distributions occur more than twelve months after the close of the Plan Year.

                         (II) The amount contributed to the Participant's Salary Deferral Account during the Plan Year plus any earnings thereon shall be distributed to the Participant within two and one-half months after the close of the Plan Year, but in no case shall any distributions occur more than twelve months after the close of the Plan Year.

                                   SECTION 4.

                                     VESTING

4.1      ESOP AND MATCHING ACCOUNTS

         (a)    VESTING SCHEDULE

                         A Participant's ESOP Account and Matching Account shall vest in accordance with the following schedule.

                                                             THE NONFORFEITABLE
                                    YEARS OF SERVICE         PERCENTAGE IS
                                    ----------------         -------------
                                    Less than 5              -0-
                                    5 or more                100

                         Each non-vested Participant shall lose Years-of-Service credited to him if his consecutive
                         One-Year-Breaks-in-Service following his Termination of Employment equal or exceed five.

                 (b)     EXCEPTIONS

                         A Participant's rights in his ESOP Account and Matching Account will Fully Vest upon the earlier of:

                       (I)          Normal Retirement Age;

                       (II)         Early Retirement Date;

                       (III)        Death; and

                       (IV)         Disability.

                       His rights will also Fully Vest if the Plan were to be terminated or all Employer contributions were permanently discontinued.

     4.2 CAPITAL ACCUMULATION, SALARY DEFERRAL, VOLUNTARY CONTRIBUTION AND ROLLOVER ACCOUNTS

                  A Participant's Capital Accumulation, Salary Deferral, Voluntary Contribution, and Rollover Accounts shall Fully Vest immediately upon contribution and shall not be subject to forfeiture for any reason.

                                   SECTION 5.

                                   FORFELTURES

     5.1          FORFEITURES

                  Following his Termination of Employment, a Participant will forfeit the nonvested portion of his Accounts upon the occurrence of the earlier of (a) five One-Year-Breaks In-Service, or (b) the distribution of his entire vested portion of his Accounts.

                  Such distribution in (b) above shall be deemed to have occurred if the vested portion of the terminated Participant's Account is equal to zero. The Administrative Committee may in its sole discretion request that the Trustees sell any forfeited shares of Company Stock prior to the allocation of forfeiture under 5.2 below.

     5.2          ALLOCATION

                  (a) For any Plan Year, amounts forfeited in Section 5.1 above, including any earnings or losses incurred subsequent to the date of Forfeiture, shall first be applied to reduce the Company's contributions under Sections 3.1 and 3.3(a). The Administrative Committee shall determine by how much each Company contribution noted above will be reduced.

                  (b)      Any forfeitures remaining after the application of
                           Section 5.2(a) above shall be contributed to the ESOP Accounts of those Participants who were Employees as of the last day of the Plan Year. Such contribution shall be made in the proportion that the Compensation of each such Participant bears to the Compensation of all such persons for the Plan Year.

      5.3         RESTORATION OF BENEFITS

                  The Company shall restore a re-employed Employee's benefits which were forfeited under Section 5.1 if the Employee incurred less than five consecutive One-Year-Breaks In-Service prior to re-employment.

                                   SECTION 6.

                               INVESTMENT IN FUNDS

     6.1          INVESTMENT FUNDS

                  (a)    COMPANY COMMON STOCK FUND

                         The Company Common Stock Fund shall be invested by the Trustees primarily in common stock of the Company. Such investments will be made in such manner, at such prices, in such amounts, and at such times as the Trustees may in their sole discretion determine. Without limiting the foregoing, the Trustees may purchase common stock of the Company in the open market, by the exercise of any stock rights which may be acquired by the Trustees based upon the open market value; provided, however, that the Company may, at its option, deliver shares of common unissued shares in lieu of cash contributions pursuant to Section 3.1, with such common stock being valued at its closing price (as reported in the Wall Street Journal) on the date of the contributions

                        (I)     ACQUISITION OF SHARES THROUGH LOANS

                                The Administrative Committee may direct the Trustees to incur Acquisition Loans from time to time to finance the acquisition of Company Stock (Financed Shares) for the Trust or to repay a prior Acquisition Loan. An installment obligation incurred in connection with the purchase of Company Stock shall constitute an Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired. No other Trust Assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust Assets other than any Financed Shares remaining subject to pledge. Any pledge of Financed Shares must provide for the release of shares so pledged on pro-rata basis as principal and interest on the

                                Acquisition Loan are repaid by the Trustees and such Financed Shares are allocated to Participants' Company Stock Accounts (as provided in Section 3.1 (b)). Repayments of principal and interest on any Acquisition Loan shall be made by the Trustees (as directed by the Committee) only from Employer contributions paid in cash to enable the Trustees to repay such Loan, from earnings attributable to such Employer Contributions and from any cash dividends received by the Trust on such Financed Shares.

                                (A)         LOAN SUSPENSE ACCOUNT

                                            Financed Shares shall be deposited
                                            in the Loan Suspense Account when
                                            acquired. They shall be reallocated
                                            out of the Loan Suspense Account as
                                            the Acquisition Loan is repaid as
                                            provided in Section 3.1 (b).

              (b)     PARTICIPANT DIRECTED ACCOUNTS

                      Notwithstanding any other provisions hereof the Administrative Committee may at any time determine that the Plan will permiit each Participant (and the Beneficiary of a Participant, if applicable) to invest all of the funds in his Matching, Salary Deferral, Voluntary Contribution or Rollover Accounts in a range of options beginning at the time specified by the Administrative Committee. Provided, however, that such investments shall not include "collectibles" as defined in IRS Section 408(m). After the effective date of such action the Participant may, from time to time, instruct the Administrative Committee, or other person designated by the Administrative Committee to purchase and/or sell assets of the type permitted for his Accounts. Notwithstanding the preceding, the Administrative Committee may establish reasonable rules limiting the investment discretion and investment timing of a Participant, and similar matters. Neither the Employer nor the Administrative Committee will be held liable for the Participant's investment choice, so long as the investment is made pursuant to this Section 6.1.

     6.2          ESOP AND CAPITAL ACCUMULATION ACCOUNTS

                  (a) The Trustees shall invest a Participant's ESOP Account and Capital Accumulation Account solely in the Company Common Stock Fund described in Section
                           6.1 (a).

                  (b)      DIVIDENDS RECEIVED

                           (I)      CASH DIVIDENDS

                                    (A)     Cash dividends on Company Stock
                                            allocated to a Participant's ESOP
                                            Account and Capital Accumulation
                                            Account will be added
                                            to the Participant's balance in such
                                            Accounts. Cash dividends on Company
                                            Stock which has not been allocated
                                            to a Participant's ESOP Account and
                                            Capital Accumulation Account and is
                                            held in the Company Common Stock
                                            Fund will be treated as income to
                                            the Company Common Stock Fund. Cash
                                            dividends on Company Stock held in
                                            the Loan Suspense Account shall be
                                            used as ESOP Contributions under
                                            Section 3.1 (b) and not be treated
                                            as income.

                                    (B)     At the Administrative Committee's
                                            sole discretion, cash dividends on
                                            Company Stock allocated to a
                                            Participant's ESOP Account and
                                            Capital Accumulation Account may be
                                            distributed to the Participant. In
                                            order to satisfy Code Section
                                            404(k), such distribution must occur
                                            not later than 90 days after the
                                            close of the Plan Year in which
                                            paid.

                           (II)     STOCK DIVIDENDS

                                    Stock dividends on Company Stock allocated to a Participant's ESOP Account and Capital Accumulation Account will be added to the Participant's balance in such Accounts. Stock dividends on Company Stock that has not been allocated to a Participant's account and is held in the Company Common Stock Fund will be treated in the same manner as ESOP Contributions. Stock dividends on Company Stock held in the Loan Suspense Account shall be allocated to the Loan Suspense Account.

           (c)    VOTING AND TENDER RIGHTS

                   The Trustee will vote all Company Stock held in the ESOP Account and Capital Accumulation Account of an Employee as directed by the Employee for whom the accounts are held. The Trustee will vote and/or tender all stock held for the accounts of Employees from whom no instructions are received and all Company Stock which is not credited to Employees' Accounts, pro rata to the manner in which shares for which instructions were received voted and/or were tendered. Employees shall be named fiduciaries of the plan to the extent that they exercise rights pursuant to this section.

              (d)     DIVERSIFICATION REQUIREMENTS

                           (I)      OUALIFICATION

                                    Pursuant to Code Section 401(a)(28), a
                                    Participant shall qualify for the election in Section 6.2(d)(II) below if he has been a Participant for at least 10 years and has attained the age of 55.

                           (II)     ELECTION

                                    A Participant may elect within 90 days after the close of a Plan Year to have up to 25 % of his ESOP Account and 25 % of his Capital Accumulation Account (to the extent such portion exceeds the amount to which a prior election under this Section 6.2(d)(II) applies) reinvested in any of the other Investment Funds offered in Section 6.1. In the case of the election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting "50 percent" for "25 percent. "

                           (III)    LIMITATION ON THE ELECTION

                                    The election in Section 6.2(d)(II) above may only be taken in the six consecutive Plan Years beginning with the Plan Year in which the Participant first meets the qualification requirements in Section 6.2(d)(I) above.

6.3      INVESTMENT PERFORMANCE

         (a)      EFFECT ON INVESTMENT FUNDS

                  Income or losses from the investments in each Investment Fund above shall correspondingly increase or decrease the same Investment Fund.

         (b)      ADJUSTMENT OF ACCOUNTS

                  The Administrative Committee shall adjust, as of each Valuation Date, the balance of each Participant's Capital Accumulation, ESOP, Matching, Salary Deferral, Voluntary Contribution and Rollover Accounts to reflect the current fair market value of the assets in which such Accounts are invested. Such accounts may be adjusted more frequently than each Valuation Date but in no case shall be adjusted any less frequently.

  6.4     INDEPENDENT APPRAISER

          In the event that the trust shall hold any securities issued by the employer which are not readily tradable on an established securities market, all valuations of such securities shall be performed by an independent appraiser meeting the requirements prescribed in regulations issued pursuant to section 170(a)(1) of the Code.

                                   SECTION 7.

                                  DISTRIBUTIONS

  7.1     DISTRIBUTIONS DURING EMPLOYMENT

          (a)       WITHDRAWALS

                    (I)     ESOP ACCOUNT

                            A Participant may elect to withdraw the benefits attributable to an ESOP Contribution. The election shall occur in the Fifth Plan Year following the Plan Year for which the Contribution was made and shall be made on a written form prescribed or approved by the Administrative Committee no later than 30 days prior to the end of the Fifth Plan Year following the Plan Year for which the Contribution was made. Distribution shall occur as soon as practicable following the end of the Fifth Plan Year. The valuation date of the benefits attributed to the Contribution shall be the day preceding the date of distribution. The benefits which are not withdrawn shall be contributed to the Participant's Capital Accumulation Account.

                    (II)    VOLUNTARY CONTRIBUTIONS ACCOUNT

                            A Participant may withdraw the beneffts in his Voluntary Contribution Account, at any time except that the withdrawal amount cannot be less than $500 unless the Participant withdraws his total account balance. The request for distribution shall be made on a written form prescribed or approved by the Administrative Committee. Distribution shall be made as soon as practicable following receipt of the request for distribution. The valuation date of the benefits to be withdrawn shall be the date immediately preceding the day of distribution. A Participant will be limited to one withdrawal during any six (6) month period.

                   (III)   SALARY DEFERRAL ACCOUNT

                           (A)      WITHDRAWAL

                                    A Participant may withdraw Salary Deferral
                                    Contributions or Rollover Contributions to meet the need created by a Financial Hardship. Such withdrawal shall be consistent with Treasury Regulation 1.401(k)-l(d)(2) and such other regulations as the Secretary of the Treasury may prescribe.

                           (B)      DETERMINATION OF HARDSHIP

                                    (i)     The determination of whether a
                                            Financial Hardship exists shall be
                                            made by the Administrative
                                            Committee, in its absolute
                                            discretion and on a
                                            nondiscriminatory basis. The
                                            Participant shall complete and
                                            submit to the Administrative
                                            Committee a Financial Hardship
                                            withdrawal form on which he shall
                                            state the reason for the need, the
                                            amount necessary to satisfy the
                                            Financial Hardship, and that funds
                                            are not reasonably available from
                                            other sources.

                                    (ii)    Pursuant to Treasury Regulation
                                            1.401(k)-l(d)(2)(ii)(B), a Financial
                                            Hardship is deemed to occur if it
                                            cannot be relieved:

                                            a)       Through reimbursement or
                                                     compensation by insurance
                                                     or otherwise;

                                            b)       By reasonable liquidation
                                                     of the Employee's assets,
                                                     to the extent such
                                                     liquidation would not
                                                     itself cause an immediate
                                                     heavy financial need;

                                            c)       By cessation of Salary
                                                     Deferral Contributions
                                                     under Section 3.2(a) of the
                                                     Plan; or

                                            d)       By other distributions or
                                                     non-taxable (at the time
                                                     of the loan) loans from
                                                     Plans maintained by the
                                                     Employer or by any other
                                                     Employer, or by borrowing
                                                     from commercial sources on
                                                     reasonable commercial
                                                     terms.

                                    (iii)   Pursuant to Treasury Regulation
                                            1.401(k)-l(d)(2)(iii)(A), a
                                            distribution will be deemed to be
                                            made on account of a Financial
                                            Hardship if it is for:

                                                     a)   Medical Expenses as
                                                          described in Section
                                                          213 (d) of the Code
                                                          incurred by the
                                                          Employee, the
                                                          Employee's spouse or
                                                          any dependents of the
                                                          Employee;

                                                     b)   Purchase (excluding
                                                          mortgage payments) of
                                                          a principal residence
                                                          of the Employee;

                                                     c)   Payment of tuition
                                                          for the next semester
                                                          or quarter of
                                                          post-secondary
                                                          education for the
                                                          Employee, his or her
                                                          spouse, children, or
                                                          dependents; or

                                                     d)   The need to prevent
                                                          the eviction of the
                                                          Employee from his
                                                          principal residence
                                                          or foreclosure on the
                                                          mortgage of the
                                                          Employee's principal
                                                          residence.

                                (C)         RESTRICTIONS ON WITHDRAWALS

                                            (i)      No investment income
                                                     related to the Salary
                                                     Deferral Contributions may
                                                     be withdrawn.

                                            (ii)     The withdrawn amount cannot
                                                     exceed the sum of the
                                                     amounts credited to the
                                                     Participant's Salary
                                                     Deferral Account and
                                                     Rollover Account.

                                            (iii)    No amount shall be
                                                     withdrawn from the
                                                     Participant's Salary
                                                     Deferral Account while
                                                     there are amounts credited
                                                     to the Participant's
                                                     Voluntary Contribution
                                                     Account which may be
                                                     distributed.

                                (D)         EFFECT OF DISTRIBUTION

                                            In the event of such a withdrawal by
                                            a Participant, the Participant will
                                            not be permitted to make Salary
                                            Deferral and Voluntary Contributions
                                            until the next Enrollment Date
                                            following the one year anniversary
                                            of such withdrawal.

                           (b)      Loans

               (I) A Participant or former Participant may apply for a loan from his Salary Reduction Rollover or Voluntary Contribution Accounts by making a request to the Administrative Committee specifying the amount requested, the proposed use of the loan proceeds, and the proposed method of repayment. The Administrative Committee shall determine whether the loan should be approved, the amount of such loan, the repayment terms, the rate of interest to be charged, and all other loan terms. The minimum amount of any loan shall be $1,000. The loan shall be secured by, and cannot exceed, 50% of the Participant's nonforfeitable accrued benefit in his Salary Deferral and Matching Accounts at the time the loan is entered into. The loan's interest rate shall be in accordance with rates normally charged by banks for similar loans. The loan shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is used (determined at the time the loan is made) as a principal residence of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years.

                  (II)     LIMIT

                           Loans made pursuant to this Section 7. l(b) (when added to the outstanding balance of all other loans made by the Plan to the Participant) shall be limited at the time the loan is entered into to the lesser of:

                           (A) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

                           (B)      one-half (1/2) of the Participant's
                                    non-forfeitable accrued benefit in his
                                    Salary Deferral and Matching Accounts.

                  (III)    SPOUSAL CONSENT

                           Any loan made pursuant to this Section 7.1 (b) shall require the written consent of the Participant's spouse. Such written consent must be obtained within the 90 day period prior to the date the loan is made.

7.2      DISTRIBUTIONS UPON SEPARATION FROM SERVICE

           (a)      RETIREMENT

                    (I) Upon a Participant's Normal or Early Retirement Date he shall receive his benefits in a lump sum no later than the later of:

                           (A) Sixty (60) days following the last day of the month in which he attains his Normal or Early Retirement Date; or

                          (B) Sixty (60) days after the earliest date on which the amount of such benefits can be ascertained.

                          Distributions of benefits other than Company Stock shall be valued as of the Valuation Date immediately preceding the date of distribution.

                          In no event shall such distribution commence later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy-and one-half (701/2) except if the Participant attained age 701/2 before January 1, 1988, in which case the distribution may commence April 1 of the calendar year following the calendar year in which the employee retires.

                  (II) SPECIAL PROVISION FOR A PARTICIPANT WHO ATTAINS AGE 70 1/2 AFTER DECEMBER 31, 1987 AND RETIRES AFTER AGE 70 1/2

                          In addition to the required distribution of the total amount in the Participant's Accounts as of age 701/2 under Section 7.2(a)(I), additional benefits which are contributed to his Accounts for Plan Years after age 701/2 must be distributed no later than the later of:

                          (A) Sixty (60) days after the Anniversary Date of the Plan Year within which the Contributions were made, or

                          (B) Sixty (60) days after the earliest date on which the amount of such benefits can be ascertained.

                          However, for Plan Years beginning after December 31, 1996: (A) the distribution of the Accounts of any Participant who is a 5% owner (as defined in section 416(i) of the Code) and who attains age 701/2 in a Plan Year must commence not later than April 1 of the next Plan Year (even if he has not terminated Service) and must be made in accordance with the regulations under section 401(a)(9) of the Code, including Section 1.401(a)(9)-2 of the regulations thereunder; and (B) distribution of the Accounts of any other Participant who has attained age 701/2 may be made upon the election of the Participant.

                 (b)      Disability

                 The Administrative Committee shall distribute the benefits payable to a Participant upon sustaining Disability no later than the later of sixty (60) days following the last day of the month in which Disability is determined by the Administrative Committee under Section 1.13 or sixty (60) days after the earliest date on which the amount of such benefits can be ascertained. Distributions of benefits other than Company Stock shall be valued as of the Valuation Date immediately preceding the date of distribution. Such benefits shall be paid in a lump sum.

                  (c)      DEATH BENEFITS

                          (I) Unless otherwise elected as provided below, upon the death of a Participant while in the employ of the Company his surviving spouse shall be entitled to receive benefits equal to the total amount in the Deceased Participant's Accounts. Such benefits shall be paid in a lump sum, no later than the later of sixty (60) days following the last day of the Month in which the Administrative Committee determines such Participant's death or sixty (60) days after the earliest date on which the amount of such benefits can be ascertained. Distributions of benefits other than Company Stock shall be valued as of the Valuation Date immediately preceding the date of distribution. The Committee may require such proof of death and such evidence of the right of any person to receive payment of a deceased Participant's interest in the Trust Fund as the Committee may deem desirable.

                           (II) The benefits described in Section 7.2(c)(I) may be paid to the Participant's designated beneficiary and not to the Participant's surviving spouse only if (1) the Participant elected that a designated beneficiary other than his surviving spouse receive such benefits, and (2) the Participant's spouse consented to such election in writing. Such spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrative Committee that the consent cannot be obtained because there is no spouse, the spouse cannot be located or other circumstances that may be prescribed by Treasury regulations. The election by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse, but may not be otherwise amended without the spouse's consent. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

                           (III)    ABSENCE OF VALID DESIGNATION OF
                                    BENEFICIARIES

                                    Except as provided in Sections 7.2(c)(I) and
                                    (II), if, on the death of a Participant, former Participant, or beneficiary, there is no valid designation of beneficiary on file with the Company, the Administrative Committee shall designate as the beneficiary, in the following order of priority: the surviving spouse; surviving children, including adopted children, in equal shares; surviving parents, in equal shares; or the Participant's estate. The Administrative Committee's determination of this matter shall be binding.

         (d)   TERMINATION OF EMPLOYMENT

                  (I)      GENERAL

                           Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the paid distributee in a direct rollover.

                           (A)  DEFINITIONS

                                    (i)     ELIGIBLE ROLLOVER DISTRIBUTION

                                            An eligible rollover distribution is
                                            any distribution of all or any
                                            portion of the balance to the credit
                                            of the distributee, except that an
                                            eligible rollover distribution does
                                            not include: any distribution that
                                            is one of a series of substantially
                                            equal periodic payments (not less
                                            frequently than annually) made for
                                            the life (or life expectancy) of the
                                            distributee or the joint lives (or
                                            joint life expectancies) of the
                                            distributee and the distributee's
                                            desigted baneficiary, or for a
                                            specified period of ten years or
                                            more; any distribution to the extent
                                            such distribution is required under
                                            section 401(a)(9) of the Code; and
                                            the portion of any distribution that
                                            is not includible in gross income
                                            (determined without regard to the
                                            exclusion for net unrealized
                                            appreciation with respect to
                                            employer securities).

                                   (ii)     ELIGIBLE RETIREMENT PLAN

                                            An eligible retirement plan is an
                                            individual retirement account
                                            described in section 408(a) of the
                                            Code, an individual retirement
                                            annuity described in section 408(b)
                                            of the Code, an annuity plan
                                            described in section 403(a) of the
                                            Code, or a qualified trust described
                                            in section 401 (a) of the Code, that
                                            accepts the distributee's eligible
                                            rollover distribution. However, in
                                            the case of an eligible rollover
                                            distribution to the surviving
                                            spouse, an eligible retirement plan
                                            is an individual retirement account
                                            or individual retirement annuity.

                                    (iii)   DISTRIBUTEES

                                            A distributee includes an Employee
                                            or former Employee. In addition, the
                                            Employee's or former Employee's
                                            surviving spouse and the Employee's
                                            or former Employee's spouse or
                                            former spouse who is the alternate
                                            payee under a qualified domestic
                                            relations order, as defined in
                                            section 414(p) of the Code, are
                                            distributees with regard to the
                                            interest of the spouse or former
                                            spouse.

                                    (iv)    DIRECT ROLLOVER

                                            A direct rollover is a payment by
                                            the Plan to the eligible retirement
                                            plan specified by the distributee.

                  (II) VESTED BENEFITS NOT EXCEEDING $3.500 (EFFECTIVE JANUARY 1, 1998, $5000)

                           (A)      NONVESTED PARTICIPANTS

                                    A Participant who

                                    (i)     incurs a Termination of Employment,

                                    (ii)    is not Fully Vested in his Accounts,
                                            and

                                    (iii)   has not had vested accrued benefits
                                            exceeding $3,500 (effective January
                                            1, 1998, $5,000) between, and
                                            including, the date he commenced
                                            participation in the Plan and his
                                            Termination of Employment, shall
                                            receive his vested accrued benefits
                                            in a lump sum no later than the
                                            later of:

                                                     a)       Sixty (60) days
                                                              following the last
                                                              day of the month
                                                              in which he
                                                              incurred his
                                                              Termination of
                                                              Employment; or

                                                     b)       Sixty (60) days
                                                              after the earliest
                                                              date on which the
                                                              amount of such
                                                              benefit can be
                                                              ascertained.
                                                              Distributions of
                                                              benefits other
                                                              than Company Stock
                                                              shall be valued as
                                                              of the Valuation
                                                              Date immediately
                                                              preceding the date
                                                              of distribution.

                                (B)         FULLY VESTED PARTICIPANTS

                                            A Participant who

                                            (i)      incurs a Termination of
                                                     Employment,

                                            (ii)     is Fully Vested in his
                                                     Accounts, and

                                            (iii)    has not had vested accrued
                                                     benefits exceeding $3,500
                                                     (effective January 1, 1998,
                                                     $5,000) between, and
                                                     including, the date he
                                                     commenced participation in
                                                     the Plan and his
                                                     Termination of Employment,
                                                     shall receive his vested
                                                     accrued benefits under
                                                     Section 7.2(d)(II)(B)(ii)
                                                     as if he made the election
                                                     described under Section
                                                     7.2(d)(II)(B)(i).

                           (III)    VESTED BENEFITS IN EXCESS OF $3,500
                                    (EFFECTIVE JANUARY 1, 1998, $5.000)

                                    (A)     NONVESTED PARTICIPANTS

                                            A Participant who incurs a
                                            Termination of Employment and who is
                                            not Fully Vested in his Accounts but
                                            has vested accrued benefits in
                                            excess of $3,500 (effective January
                                            1, 1998, $5,000) on his termination
                                            date, may elect to receive such
                                            vested accrued benefits in a lump
                                            sum prior to his Early Retirement or
                                            Normal Retirement Dates. Such
                                            election must be made within 60 days
                                            of termination on a form prescribed
                                            or approved by the Administrative
                                            Committee. Furthermore, if he is
                                            married, his spouse must also
                                            consent to such an election. The
                                            spouse's consent shall be
                                            irrevocable, must acknowledge the
                                            effect of such election and be
                                            witnessed by a notary public. Upon
                                            receipt of such election, the
                                            Trustee shall distribute the
                                            Participant's vested accrued
                                            benefits no later than the later of:

                                            (i)      Sixty (60) days after the
                                                     next Valuation Date
                                                     following the date he
                                                     incurred his Termination of
                                                     Employment; or

                                            (ii)     Sixty (60) days after the
                                                     earliest date on which the
                                                     amount of such benefits can
                                                     be ascertained.

                           (B)      FULLY VESTED PARTICIPANTS

                                    (i)     ELECTION

                                            A Fully Vested Participant who
                                            incurs a Termination of Employment
                                            and has vested accrued benefits in
                                            excess of $3,500 (effective January
                                            1, 1998, $5,000) on his termination
                                            date, may elect to receive such
                                            vested accrued benefits prior to his
                                            Early Retirement or Normal
                                            Retirement Dates. Such election must
                                            be made within 60 days of
                                            termination on a form prescribed or
                                            approved by the Administrative
                                            Committee. Furthermore, if he is
                                            married, his spouse must also
                                            consent to such an election. The
                                            spouse's consent shall be
                                            irrevocable, must acknowledge the
                                            effect of such election and be
                                            witnessed by a notary public.

                                   (ii)      DISTRIBUTION

                                             a)      CAPITAL ACCUMULATION,
                                                     ROLLOVER, SALARY DEFERRAL,
                                                     AND VOLUNTARY CONTRIBUTION
                                                     ACCOUNTS

                                                     Upon the election described
                                                     in Section 7.2(d)(II)(B)(i)
                                                     above, the Trustees shall
                                                     distribute the

                                                     (1) proceeds in the
                                                         Participant's
                                                         Rollover, Salary
                                                         Deferral, and
                                                         Voluntary Contribution
                                                         Accounts in a
                                                         lump-sum, and

                                                     (2) proceeds in his
                                                         Capital Accumulation
                                                         Account, no later than
                                                         the later of:

                                                     /bullet/   Sixty (60) days
                                                                following the
                                                                last day of the
                                                                month in which
                                                                he incurred his
                                                                Termination of
                                                                Employment; or

                                    /bullet/ Sixty (60) days after the earliest
                                             date on which the amount of such
                                             benefits can be ascertained.

                                    Distributions of benefits other than Company
                                    Stock shall be valued as of the Valuation
                                    Date immediately preceding the date of the distribution.

                                    b)   ESOP AND MATCHING ACCOUNTS

                                         (1)    Upon the election described in
                                                Section 7.2(d)(II)(B)(i) above,
                                                the Trustees shall distribute
                                                the proceeds in the
                                                Participant's Matching Account
                                                in a lump-sum, and the stock in
                                                his ESOP Account, no later than
                                                sixty (60) days after the
                                                earlier of:

                                      /bullet/  the end of five consecutive
                                                One-Year-Breaks-In-Service, or

                                      /bullet/  the day the former Participant
                                                attains Normal Retirement Age.

                                          Distributions of benefits other than
                                          Company Stock shall be valued as of
                                          the Valuation Date immediately
                                          preceding the earlier of:

                                      /bullet/  the end of five consecutive
                                                One-Year-Breaks-In Service, or

                                      /bullet/  the day the former Participant
                                                attains Normal Retirement Age.

                                    (c)   EXCEPTIONS

                                      /bullet/  DEATH AND DISABILITY

                                      /bullet/  For purposes of Section
                                                7.2(d)(II)(B)(ii)(2)(a) above,
                                                if a Participant who incurs a
                                                Termination of Employment
                                                becomes disabled or dies prior
                                                to the applicable distribution
                                                date above, then his account
                                                balances shall be distributed in
                                                accordance with Sections 7.2(b)
                                                or (c), whichever is applicable,
                                                as if he were an Employee on the
                                                date of disability or death.

                                       (2)      HARDSHIP

                                                WITHDRAWAL

                                      /bullet/  A Participant may withdraw his
                                                vested accrued benefits prior to
                                                the date noted in Section
                                                7.2(d)(II)(B)(ii)(2)(a) to meet
                                                the need created by a Financial
                                                Hardship.

                                      /bullet/  DETERMINATION OF HARDSHIP

                                                The determination of whether a
                                                Financial Hardship exists shall
                                                be made by the Administrative
                                                Committee, in its absolute
                                                discretion and on a
                                                nondiscriminatory basis. The
                                                Participant shall complete and
                                                submit to the Administrative
                                                Committee a Financial Hardship
                                                withdrawal form on which he
                                                shall state the reason for the
                                                need, the amount necessary to
                                                satisfy the Financial Hardship,
                                                and that funds are not
                                                reasonably available from other
                                                sources.

                                                A Financial Hardship shall be
                                                deemed to occur if it cannot be
                                                relieved:

                                                (i)     Through reimbursement or
                                                        compensation by
                                                        insurance or otherwise;

                                                (ii)    By reasonable
                                                        liquidation of the
                                                        Employee's assets, to
                                                        the extent such
                                                        liquidation would not
                                                        itself cause an
                                                        immediate heavy
                                                        financial need;

                                                (iii)   By other distributions
                                                        or non-taxable (at the
                                                        time of the loan) loans
                                                        from Plans maintained by
                                                        the Employer or by any
                                                        other Employer, or by
                                                        borrowing from
                                                        commercial sources on
                                                        reasonable commercial
                                                        terms.

                                                A distribution will be deemed to
                                                be made on account of a
                                                Financial Hardship if it is for:

                                                (i)     Medical Expenses as
                                                        described in Section 213
                                                        (d) of the Code incurred
                                                        by the Employee, the
                                                        Employee's spouse or any
                                                        dependents of the
                                                        Employee;

                                                (ii)    Payment of tuition for
                                                        the or next semester or
                                                        quarter of
                                                        post-secondary education
                                                        for the Employee, his or
                                                        her spouse, children, or
                                                        dependents; or

                                                (iii)   The need to prevent the
                                                        eviction of the Employee
                                                        from his principal
                                                        residence or foreclosure
                                                        on the mortgage of the
                                                        Employee's principal
                                                        residence.

                                      /bullet/  Vested accrued benefits shall be
                                                distributed no later than the
                                                later of

                                                        Sixty (60) days after
                                                        the last day of the
                                                        month in which the
                                                        Administrative Committee
                                                        has determined that a
                                                        Financial Hardship
                                                        exists; or

                                                        Sixty (60) days after
                                                        the earliest date on
                                                        which the amount of such
                                                        benefits can be
                                                        ascertained.


                                                Distributions of benefits other
                                                than Company Stock shall be
                                                valued as of the Valuation Date
                                                immediately preceding the date
                                                of distribution.

                  (e)      VALUATION OF COMPANY STOCK UPON SEPARATION OF SERVICE

                  Distributions of Company Stock shall be valued as of the date the stock certificates are delivered by Trustee to the transfer agent with instructions to reissue them in the name of the distributee.

      7.3         DISTRIBUTEE'S RIGHT TO DEMAND COMPANY STOCK

                  A Participant, or his beneficiary, entitled to a distribution from his ESOP Account or Capital Accumulation Account shall have the right to demand that the distribution be in the form of Company Stock.

      7.4         INCOMPETENCE OF DISTRIBUTEE

                  If the Administrative Committee receives evidence that a person entitled to receive any distribution under the Plan is physically or mentally incompetent or incompetent by reason of age to receive such distribution and give valid release therefor, such distribution may be made to the guardian, committee, or other representative of such person duly appointed by a court of competent jurisdiction. If a person or institution other than a guardian, committee or other representative of such person who has been duly appointed by a court of competent jurisdiction is then maintaining or has custody of such incompetent person, the distribution may be made to such other person or institution and the release to such other person or institution shall be a valid and complete discharge for the distribution.

       7.5        LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

                  In the event that all, of any portion that the distribution payable to a Participant or his beneficiary under Section 7.2 remains unpaid solely by reason of the inability of the Administrator to ascertain the whereabouts of such Participant or his beneficiary after sending a registered letter, return receipt requested, to the last known address, and further diligent effort, an Individual Retirement Account, as defined in Code Section 408, shall be established in the persons name and the distribution shall be deposited therein.

      7.6         PUT OPTION

                  The Company shall provide a "put option" to any Participant (or Beneficiary) who receives a distribution of Company Stock which is not readily tradable on an established market. The put option shall permit the Participant (or Beneficiary) to sell such Company Stock to the Company at any time during two option periods, at the then fair market value. The first put option period shall be for at least 60 days beginning on the date of distribution. The second put option period shall be for at least 60 days beginning after the new determination of fair market value (and notice to the Participant thereof) in the following Plan Year. The Company may allow the Trust to purchase shares of Company Stock tendered to the Company under a put option. The payment for any Company Stock sold under a put option shall be made within 30 days if the shares were distributed as part of an installment distribution. If the shares were distributed in a lump sum distribution, payment shall commence within 30 days and may be made in a lump sum or in substantially equal, annual installments over a period not exceeding five years, with adequate security provided and interest payable at a reasonable rate on any unpaid installment balance.

    7.7           RESTRICTIONS

                  Shares of Company Stock held or distributed by the Trust may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws. Except as otherwise provided in this Section 7, no shares of Company Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. The provisions of this Section 14 are nonterminable and shall continue to be applicable to Company Stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

                                   SECTION 8.

                            AMENDMENT AND TERMINATION

    8.1           AMENDMENT

                  The Company reserves the right to amend the Plan at any time and from time to time, in whole or in part, including, without limitation, retroactive amendments necessary or advisable to qualify the Plan and Trust under the provision of Section 401(a) of the Internal Revenue Code, or any successor or similar statute hereafter enacted. However, except as set forth in Section 8.3, no such amendment shall (1) cause any part of the assets of the Plan and Trust to revert to or be recoverable by the Company or be used for or diverted to purposes other than the exclusive benefit of Participants, former Participants, and beneficiaries; (2) deprive any Participant, former Participant, or beneficiary of any benefit already vested; (3) alter, change, or modify the duties, powers, or liabilities of the Trustees without its written consent; or (4) permit any part of the assets of the Plan and the Trust to be used to pay premiums or contributions of the Company under any other plan maintained by the Company for the benefit of its Employees. No amendment to the vesting schedule shall deprive a Participant of His unenforceable rights to benefits accrued to the date of the amendment. Further, if an amendment to the vesting schedule of the Plan reduces the vesting percentage of a Participant with at least 3 Years of Service, the Participant may elect, within a reasonable period after the adoption of the amendment, to have his nonforfeitable percentage computed under the Plan without regard to the amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of (1) 60 days after the amendment is adopted, (2) 60 days after the amendment becomes effective, (3) 60 days after the Participant is issued written notice of the amendment by the Company or by the Administrative Committee.

     8.2 TERMINATION. PARTIAL TERMINATION OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS

                  Although the Company has established the Plan with the intention and expectation that it will make contributions indefinitely, nevertheless the Company shall not be under any obligation or liability to continue its contributions or to maintain the Plan for any given length of time. The Company may in its sole and absolute discretion discontinue contributions or terminate the Plan in whole or in part in accordance with its provisions at any time without any liability for the discontinuance or termination. If the Plan shall be terminated or partially terminated or if contributions of the Company shall be completely discontinued, the rights of all affected Participants in their Accounts shall become 100% vested and nonforfeitable notwithstanding any other provisions of the Plan. However, the Trust shall continue until all Participants' Accounts have been completely distributed to or for the benefit of the Participants in accordance with the Plan.

     8.3          PERMISSIBLE REVERSIONS

                  (a)      Notwithstanding any other provision of the Plan:

                           (I) No Participant nor beneficiary shall have any right or claim to any assets of the Trust or to any benefit under the Plan before the Internal Revenue Service determines that the Plan and Trust qualify under the from a predecessor plan as defined in Internal Revenue Code Section 411, to the extent vested upon transfer to this Plan and Trust from such predecessor plan. Upon the distribution to the Participants of any vested amounts or benefits transferred from a predecessor plan and the return of any remaining contributions to the Company following the denial of initial qualification of the Plan and Trust under the provisions of Code Section 401 (a) the Trust provided for in this Plan shall be terminated and the Trustees shall be discharged from all obligations hereunder.

                          (II) To the extent the Company's contributions are made by reason of a mistake of fact, they may be returned to the Company within one year from the date of contribution.

                          (III)     If the Company's contributions are
                                    conditioned on their deductibility for
                                    federal income tax purposes, to the extent the deduction is disallowed they may be returned to the Company within one year from the date of the disallowance.

               (b) The amounts that may be returned to the Company under Sections 8.3(a)(ii) and 8.3(a)(iii) above shall be the excess of the amounts contributed over the amounts that would have been contributed had there not been a mistake of fact or mistake in determining the deduction, as applicable. No earnings on the mistaken or nondeductible contributions may be returned to the Company and losses sustained by the Trust after the date of contribution shall proportionately reduce the amount that may be returned to the Company.

                                   SECTION 9.

                                     CLAIMS

              Distributions of Accounts under the Plan will normally be made without a Participant (or beneficiary) having to file a claim for benefits. However, a Participant (or beneficiary) who does not receive a distribution to which he believes he is entitled may present a claim to the Administrative Committee for any unpaid benefits. All questions and claims regarding benefits under the Plan shall be acted upon by the Administrative Committee.

              Each Participant (or beneficiary) who wishes to file a claim for benefit with the Administrative Committee shall do so in writing, addressed to the Committee or to the Company. If the claim for benefits is wholly or partially denied, the Committee shall notify the Participant (or beneficiary) in writing of such denial of benefits within Ninety (90) days after the Committee initially received the benefit claim.

              Any notice of a denial of benefits shall advise the Participant (or beneficiary) of:

                  (a)      the specific reason or reasons for the denial;

                  (b) the specific provisions of the Plan on which the denial is based;

                  (c) any additional materdial or information necessary for the Participant (or beneficiary) to perfect his claim and an explanation of why such material or information is necessary; and

                  (d) the steps which the Participant (or beneficiary) must take to have his claim for benefits reviewed.

                  Each Participant (or beneficiary) whose claim for benefits has been denied shall have the opportunity to file a written request for a full and fair review of this claim by the Administrative Committee, to review all documents pertinent to his claim and to submit a written statement regarding issues relative to his claim. Such written request for review of his claim must be filed by the Participant (or beneficiary) within sixty (60) days after receipt of written notification of the denial of his claim. The Committee shall schedule an opportunity for a full and fair hearing of the issue within the next thirty (30) days. The decision of the Committee will be made within thirty (30) days thereafter and shall be communicated in writing to the claimant. Such written notice shall set forth the specific reasons and specific Plan provisions on which the Committee based its decision.

             All notices by the Administrative Committee denying a claim for benefits, and all decisions on requests for a review of the denial of a claim for the benefits, shall be written in a manner calculated to be understood by the Participant (or beneficiary) filing claim for requesting the review.

                                   SECTION 10.

                               TOP HEAVY PROVISION

     10.1         APPLICATION OF TOP-HEAVY PROVISIONS

                  If the sum of the Present Value of Accrued Benefits of Participants who are "Key Employees" for such Plan Year and the Aggregate Accounts of all the Key Employees under this Plan and of an Aggregation Group, exceed sixty percent of the sum of the Present Value of Accrued Benefit and Aggregate Accounts of all Participants under this Plan and all plans of an Aggregation Group, then the following provisions under this Section shall apply for such Plan Year.

                  The date for determining the applicability of this Secdon ("determination date") is the last day of the preceding Plan Year.

                  (a) If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account Balance shall not be taken in account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Partcipant has not received any Compensation from any Employer maintaining the Plan (other than benefits under the Plan) at any time during the five year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan.

                (b)        SUPER TOP HEAVY

                           This Plan shall be a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, the sum of Present Value of Accrued Benefits of Key Employees in the Aggregate Accounts of Key Employees under this Plan and all Plans of the Aggregation Group, exceeds ninety percent (90%) of the sum of the Present Value of Accrued Benefits in the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of the Aggregate Group.

          (c)    AGGREGATE ACCOUNT

                 Participant's Aggregate Account as of the Determination Date is the sum of:

                 (I) participant's Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

                 (II) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determinadon Date that are allocated as of a date in that first Plan Year;

                 (III) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted;

                 (IV) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deduchble qualified deductible employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance;

                  (V) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance; and

                  (VI) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this

                           Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

         (d)      AGGREGATION GROUP

                  "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                  I)       REQUIRED AGGREGATION GROUP:

                           In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sectdons 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group. In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if The Required Aggregation Group is not a Top Heavy Group.

                  (II)     PERMISSIVE AGGREGATION GROUP:

                           The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken, as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group. In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                  (III) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

         (e)      DETERMINATION DATE

                  "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

         (f)      PRESENT VALUE OF ACCRUED BENEFIT

                  In the case of a defined benefit plan, a Participant's Present Value of Accrued Benefit shall be as determined under the provisions of the applicable defined benefit plan.

              (g)      TOP HEAVY  GROUP

                       "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

                       (1) the Present Value of Accrued Benefits of Key Employees under all defind benefit plans included in the group, and

                       (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

                  (h)      TOP HEAVY PLAN YEAR

                           "Top Heavy Plan Year" means that, for a particular Plan Year, the Plan is a Top Heavy Plan.

      10.2        KEY EMPLOYEES

                  For purposes of this Section, the term "Key Employee" means any Employee or former Employee (and his beneficiaries) who, at any time during the Plan Year or any of the preceding four Plan Years, is:

               (a) An officer of the Employer and has annual compensation (as defined in Code Section 414(q)(7)) greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year;

               (b) One of ten employees having annual compensation (as defined in Code Section 414(q)(7)) greater than $30,000 (or such amount adjusted in accordance with Code Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in an Employer;

               (c)     A five percent owner of the Employer; and

               (d) A one percent owner of the Employer who has annual compensation (as defined in Section 414(q)(7)) more than $150,000.

                  A five percent owner means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent of the outstanding stock of an Employer or stock possessing more than five percent of the total combined voting power of all stock of an Employer. A one percent owner means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent of the outstanding stock of an Employer or stock possessing more than one percent of the total combined voting power of all stock of an Employer. If an Employee ceases to be a Key Employee, such Employee's Account balances shall be disregarded under the top heavy plan computation for any Plan Year following the last Plan Year for which the Employee was treated as a Key Employee. The Account Balances of an Employee who has not performed any service for an Employer at any time during the five year period ending on the Determination Date are excluded from the calculation to determine top heaviness. For purposes of clause (a) above no more than the lesser of
                  (i) fifty Employees, or (ii) the greater of three Employees or ten percent of all Employees, are to be treated as Key Employees. For purposes of clause (b) above, if two Employees have the same interest in an Employer, the Employee having greater annual compensation from an Employer shall be treated as having a larger interest. For purposes of determining the number of officers taken into account under clause (a), Employees described in Code Section 414(q)(8) shall be excluded.

     10.3         NON-KEY EMPLOYEE

                  Any employee or former employee (and his beneficiaries) who is not a Key Employee.

     10.4         ADDITIONAL RULES

                  In determining the sum of the account balances under a defined contribution plan, Employer contributions and Employee contributions shall be taken into account. The account balance in a defined contribution plan will include any amount distributed to a Participant within the five year period ending on the Determination Date.

      10.5        VESTING REQUIREMENTS

                  If this Plan is determined to be top-heavy in any Plan Year under the provisions of paragraph 10.1 or 10.3, then a Participant's right to the contributions allocated to his Accounts shall vest in accordance with the following schedule:

                  YEARS OF SERVICE                   VESTING PERCENTAGE
                  ----------------                   ------------------
                  Less than 3                                 0
                  3 or more                                 100

                  For this purpose, the term "Year of Service" shall be as defined in Section 1. Once the above schedule applies to a Participant, it will continue to apply to him, whether or not the Plan is top-heavy in any subsequent years, for as long as he remains a Participant.

     10.6         MINIMUM BENEFIT

                  If this Plan is determined to be top-heavy in any Plan Year under the provisions of paragraph 10.1 or 10.3, then the contribution for such Plan Year to be allocated to each Participant who is not a Key Employee in such Plan Year shall not be less than three percent of such Participant's compensation (as defined in Code 414(q)(7)) or such lesser percentage as may be made with respect to Key Employees in such Plan Year. Amounts contributed under Plan Section 3.2(a) sha11 be taken into consideration in determining the lesser percentage for Key Employers noted in the immediately preceding sentence.

     10.7         CEILING ON INCLUDIBLE COMPENSATION

                  If this Plan is determined to be top-heavy in any Plan Year under the provision of paragraph 10.1 or 10.3, then only the first $200,000 of a Participant's compensation (as defined in Code Section 414(q)(7)) may be taken into account in determining the amount of the allocation to such Participant's Account for the Plan Year. The $200,000 limit shall automatically be adjusted for the Plan Years beginning after 1985 to the extent permitted by the Internal Revenue Service.

                                   SECTION 11.

                                  MISCELLANEOUS

     11.1         LIMITATION OF RIGHTS: EMPLOYMENT RELATIONSHIP

                  Neither the establishment of the Plan and the Trust nor any modifications of them, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as modifying or affecting in any way the terms of employment of any Employee.

     11.2         MERGER: TRANSFER OF ASSETS

                  (a) If the Company merges or consolidates with or into a corporation, or if substantially all the assets of the Company are transferred to a corporation, the Plan shall terminate on the effective date of the merger, consolidation, or transfer. However, if the surviving corporation resulting from the merger or consolidation, or the corporation to which the assets have been transferred, adopts this Plan, the Plan shall continue and the successor corporation shall succeed to all rights, powers, and duties of the Company under the Plan, and the employment of any Employee who is continued in the successor corporation's employ shall not be deemed to have been terminated for any purpose under the Plan.

                  (b) This Plan shall not be merged or consolidated with any other employee benefit plan' nor shall there by any transfer of assets or liabilities from this Plan to any other plan, unless, immediately after the merger, consolidation, or transfer, each Participant's benefits, if the other plan were then to terminate, are at least equal to the benefits to which the Participant would have been entitled had this Plan been terminated immediately before the merger, consolidation, or transfer.

      11.3        PROHIBITION AGAINST ASSIGNMENT

                  (a) Except as provided below, the benefits provided by this Plan may not be assigned or alienated. Neither the Company nor the Trustees shall recognize any transfer, mortgage, pledge, hypothecation, order, or assignment by any Participant or beneficiary of all or part of his interest under the Plan, and the interest shall not be subject in any manner to transfer by operation of law and shall be exempt from the claims of creditors or other claimants from all orders, decrees, levies, garnishment, and/or executions, and other legal or equitable process or proceedings against the Participant or beneficiary to the fullest extent that may be permitted by law.

                  (b) This provision shall not apply to the extent a Participant or beneficiary is indebted to the Plan, for any reason, under any provision of this Agreement. At the time a distribution is to be made to or for a Participant's or beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness, shall be paid by the Trustees to the Trustees or the Administrative Committee, at the direction of the Administrative Committee, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or beneficiary must be given written notice by the Administrative Committee that such indebtedness is to be so paid in whole or part from his account. If the Participant or beneficiary does not agree that the indebtedness is a valid claim against his vested Accounts, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Section 9.

                  (c) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrative Committee under the Code. The Administrative Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

     11.4         APPLICABLE LAW: SEVERABILITY

                  This Plan shall be construed, administered, and governed in all respects in accordance with ERISA and the laws of the State of Florida, provided, however, that if any provision is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with the Plan's being a qualified employees' cash or deferred profit sharing plan within the meaning of the Internal Revenue Code. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

     11.5         RELIANCE UPON COPY OF PLAN

                  Any person dealing with the Trustees may rely upon copies of the Plan and the Trust Agreement, and any amendments thereto, certified by the Administrative Committee to be true and correct copies.

     11.6         GENDER AND NUMBER:  CAPTIONS OR HEADINGS

                  Wherever appropriate to the meaning or interpretation of this Plan, the masculine gender shall include the feminine, and the singular number shall include the plural and vice versa. Captions or headings are inserted and intended for organizational format and convenience of reference only; they are not to be given independent substantive meaning or effect.

                                   SECTION 12.

                            ADMINISTRATIVE COMMITTEE

     12.1         APPOINTMENT OF COMMITTEE

                  The Board shall appoint the Administrative Committee (the "Committee") the members of which shall serve at the pleasure of the Board, without bond, unless a bond shall be requested by the Board or secured voluntarily by a member. Any member of the Committee who is not an officer or employee of an Employer may be compensated for services as a member of the Committee. The Committee members may, but need not be, Participants under the Plan. Vacancies arising shall be filled in the same manner as appointments. Any member of the Committee may resign by delivering a written resignation to the Board and to the Secretary of the Committee and such resignation will become effective upon such delivery or at any later date specified therein.

      12.2        COMMITTEE ORGANIZATION

                  The members of the Committee shall elect from their number a Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Chairman and the Secretary shall serve without bond and without compensation at the pleasure of the Committee.

      12.3        COMMITTEE MEETINGS

                  The Committee shall hold meetings upon such notice, at such time, and at such place as it may determine. A majority of the members of the Committee shall constitute a quorum for the transaction of business. All resolutions of actions taken by the Committee shall be by vote of a majority of those present at a meeting, or, if they act without a meeting, by unanimous written consent of the members of the Committee.

      12.4        COMMITTEE FUNCTIONS AND POWERS

                  The Committee shall be the administrator of the Plan, and its duties shall include, without limitation, powers with respect to the administration of the Trust as may be conferred upon it by the Trust Agreement and by the Plan. The Committee shall have the power to take all action and to make all decisions that shall be necessary or proper in order to carry out the provisions of the Plan and, without limiting the generality of the foregoing, the Committee shall have the following powers:

                  (a) to make (and enforce by suspension or forfeiture) such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan;

                  (b)      to interpret or construe the Plan;

                  (c) to decide questions concerning the Plan and the eligibility of any Employee to participate therein and the right of any person to receive benefits thereunder;

                  (d)      to decide any dispute arising under the Plan;

                  (e) to compute the amount of benefits which shall be payable to any person in accordance with the provisions of the Plan;

                  (f)      to authorize all disbursements by the Trustees;

                  (g) to recommend to the Board and to the respective boards of directors of the other Employers the amounts of the Employer contributions and payments for expenses to be made from time to time under the provisions of the Plan;

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                  (h)      to prescribe and require the use of such forms as it
                           shall deem necessary or desirable in connections with the administration of the Plan;

                  (i) to fix the criteria to be followed in determining the market value of any security or property held in the Trust Fund or the amount of any unliquidated charge, expense, or obligation of the Trust Fund;

                  (j) to establish and monitor policy of proxy voting by the Trustees for stock held for the plan consistent with regulations and rulings of the U.S. Department of Labor;

                  (k) to appoint one (1) or more Independent Advisors and dismiss and replace any of these, as it deems warranted;

                  (1)      to supply any omissions in the Plan;

                  (l)      to reconcile and correct any errors or
                           inconsistencies in the Plan; and

                  (n) to make equitable adjustments for any mistakes or errors made in the administration of the Plan.

      12.5        COMMITTEE ACTIONS CONCLUSIVE

                  All actions and decisions taken by the Committee shall be fnal and conclusive and binding on all persons having any interest in the Plan or Trust Fund or in any benefits payable thereunder.

      12.6        COMMITTEE APPOINTMENT OF AGENTS

                  The Committee may employ or engage such accountants, counsel, other experts, and other persons as it deem necessary in connections with the administration of the Plan.

      12.7        RELIANCE ON OPINIONS, ETC.

                  The Committee and each member thereof and each person to whom it may delegate any power or duty in connection with administering the Plan shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by them or any of them in good faith reliance upon any valuation, certificate, opinion, or report which shall be furnished to them or any of them by the Trustees or by any accountant, counsel, other expert, or other person who shall be employed or engaged by the Trustees or the Committee.

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12.8     RECORDS AND ACCOUNTS

         The Committee shall keep or cause to be kept all data, records and documents pertaining to the administration of the Plan, and the Secretary of the Committee may execute all documents necessary to carry out the provisions of the Plan. To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee on all matters relating to the salaries of Participants, their retirement, death, termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustees of such of the foregoing facts as may be pertinent to the Trustees' administration of the Trust Fund and shall give proper instruction to the Trustees for carrying out the purposes of the Plan.

12.9     PAYMENT OF EXPENSE

         (a) Subject to the provisions of paragraph (b) of this Section 12.9, expenses in connection with the administration of the Plan and Trust including commissions, taxes or other expenses relating to the purchase and maintenance of property held as a part of any Investment Fund, expenses payable to any member of the Committee pursuant to Section 12.1, expenses of the Committee or any member thereof, expenses of the Trustees and of any accountant or other person who shall be employed by the Committee or Trustees in the administration thereof, shall be paid by the Plan. To the extent such expenses are not paid by the Plan, they may be paid by the Company.

         (b) In the event of permanent discontinuance of contributions or termination any further payment of expenses which arise or have arisen in connection with the administration of the Plan and Trust Agreement shall be paid by the Plan unless paid by the Employer.

12.10    Liability of the Administrative Committee

         No member of the Administrative Committee shall incur liability for any action taken or not taken in good faith reliance on advice of counsel, who may be counsel for the Company or taken or not taken in good faith reliance on a determination as to a matter of fact which has been represented or certified by a person reasonably believed to have knowledge of the fact so represented or certified, or taken or not taken in good faith reliance on a recommendation or opinion expressed by a person reasonably believed to be qualified or expert as to any matter where it is reasonable or customary to seek or rely on such recommendadons or opinions. Nor shall any Administradve Committee member be liable for the wrongful or negligent conduct of any other Administrative Committee member or any person having fiduciary responsibilities with respect to the Plan unless he (i) knowingly participates in or undertakes to conceal an act or omission of such other person knowing the act or omission is a breach of fiduciary duty,
         (ii) by failing to act solely in the interests of participants and beneficiaries or to exercise the care, skill, prudence and diligence under the circumstances prevailing from time to time

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         that a prudent man acting in a like capacity and familiar with such matters would exercise, has enabled the other fiduciary to commit a breach of his obligation, or (iii) he has knowledge of a breach by the other fiduciary and does not make reasonable efforts under the circumstances to remedy it. Except as otherwise affirmatively required by the Act, no Administrative Committee member shall be required to post a bond. The Company shall jointly and severally indemnify the Administrative Committee members and hold them harmless from loss, liability and expense in respect of the Plan, including the legal cost of defending claims and amounts paid in satisfaction or settlement thereof provided only that no indemnification is intended that would be void as against public policy under the Act.

                                   SECTION 13.

                                 TRUST AGREEMENT

13.1     THE TRUST AGREEMENT

         All contributions under the Plan shall be made to the Trust Fund held by the Trustees under a separate Trust Agreement known as the "SBS Trust Company Trust Agreement" (the "Trust Agreement"). The Trustees are to hold, invest, and distribute the Trust's assets, and maintain records of the Trust Fund in accordance with the terms and provisions of the Trust Agreement except that they may delegate such responsibility to an Investment Manager. The Trustees are to invest the Trust's assets designated as ESOP contributions primarily in the Employer's securities. The Trust Agreement Shall be deemed to form a part of the Plan, and any and all rights or benefits which may Accrue to any person under the Plan shall be subject to all the terms and provisions of the Trust Agreement. If there is any conflict between the terms of the Plan and the terms of the Trust Agreement, the terms of the Plan shall control.

13.2     NO DIVERSION OF CORPUS OR INCOME

         In no event shall any portion of the corpus or income of the Trust Fund be used for or diverted to purposes other than the exclusive benefit of Participants and their Beneficiaries.

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                  IN WITNESS WHEREOF, the Company has caused this Plan as
revised and amended to be executed and have affixed their seals this day of ____________________, 19___.

                                         COMPANY:

                                         By:___________________________________


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